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EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of April 20 , 1999 by and between CHILDREN'S COMPREHENSIVE SERVICES, INC., a Tennessee corporation (the "Borrower"), SUNTRUST BANK, NASHVILLE, N.A. ("SunTrust"), and such other banks and lending institutions identified on the signature page hereof, all of which are referred to collectively herein as the "Lenders"), and SUNTRUST BANK, NASHVILLE, N.A., in its capacity as agent for Lenders and each successive agent for such Lenders as may be appointed from time to time pursuant to the Credit Agreement (the "Agent").

                                    RECITALS:

         A. Borrower, Lenders, and Agent entered into that certain Credit Agreement dated as of December 1, 1998, as amended by a First Amendment to Credit Agreement dated as of December 31, 1998 (herein the Credit Agreement, as amended, shall be referred to as the "Credit Agreement").

         B. Borrower, Lenders, and Agent desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 7.1.(d) of the Credit Agreement shall be amended an restated in its entirety as follows:

                     (d) Minimum Consolidated Net Worth. Permit the Consolidated
            Net Worth to be less than a minimum amount equal to: (i) $53,000,000, plus (ii) on a fiscal quarter basis beginning with the quarter ending March 31, 1999, a cumulative amount equal to 75% of Consolidated Net Income, or minus 100% of Consolidated Net Losses, plus (iii) 100% of the net proceeds of any Equity Proceeds raised subsequent to December 31, 1998, less (iv) all amounts paid or exchanged by Borrower from time to time for the redemption of shares of its own stock at any time as permitted by 7.8.(g).

         2. Section 7.8. of the Credit Agreement shall be amended and restated in its entirety as follows:

            SECTION 7.8.      INVESTMENTS, LOANS AND ADVANCES.

                     The Borrower will not, and will not permit any Consolidated
            Company to, make or permit to remain outstanding any loans or



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            advances to or investments in any person, and the Borrower will not, and will not permit any Consolidated Company, to purchase or redeem shares of stock of any Consolidated Company, except that subject to all other provisions of this Section 7.8., the foregoing restriction shall not apply to:

                     (a) investments in direct obligations of the United States of America or any agency thereof having maturities of one year or less;

                     (b) investments in commercial paper maturing one year or
            less from the date of creation thereof of the highest credit rating of a Rating Agency;

                     (c) investments in bankers' acceptances and certificates of deposit having maturities of one year or less issued by commercial banks in the United States of America having capital and surplus in excess of $50,000,000;

                     (d) loans or advances to any Person made in the ordinary
            course of business not to exceed $500,000 in the aggregate outstanding at any time;

                     (e) the endorsement of negotiable or similar instruments in the ordinary course of business;

                     (f) ownership by Borrower of stock in any other
            Consolidated Company; and

                     (g) subsequent to April 20, 1999, the redemption by
            Borrower from time to time of its own stock if the aggregate cumulative amount paid or exchanged in the redemption of such stock does not exceed $3,000,000.

         3. Borrower reaffirms all representations and warranties under the Credit Agreement.

         4. The Credit Agreement is not amended in any other respect.

         5. Borrower reaffirms its obligations under the Credit Agreement and the Credit Documents to which it is a party, and Borrower agrees that such obligations are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         ENTERED INTO as of the date first set forth above.



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                                  BORROWER:

                                  CHILDREN'S COMPREHENSIVE SERVICES, INC.


                                  By:
                                      ------------------------------------------

                                  Title:   VP Finance-CFO
                                         ---------------------------------------


                                  AGENT:


                                  SUNTRUST BANK, NASHVILLE, N.A., AS AGENT


                                  By:
                                      ------------------------------------------

                                  Title: VP
                                         ---------------------------------------



                                  LENDERS:


                                  SUNTRUST BANK, NASHVILLE, N.A.


                                  By:
                                      ------------------------------------------

                                  Title:   VP
                                         ---------------------------------------


                                  FIRST AMERICAN NATIONAL BANK


                                  By:
                                      ------------------------------------------

                                  Title:   SVP
                                         ---------------------------------------





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